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                                                                      EXHIBIT 16

                                 NORTHERN FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds, a statutory trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Lloyd A.Wennlund, Erik K. Schweitzer, Brian Ovaert, Stuart Schuldt and Jeffrey A. Dalke, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February 2003.

/s/  Richard G. Cline                    /s/  Michael E. Murphy
-------------------------------------    ---------------------------------------
Richard G. Cline                         Michael E. Murphy


/s/  Edward J. Condon                    /s/  Mary Jacobs Skinner
-------------------------------------    ---------------------------------------
Edward J. Condon, Jr.                    Mary Jacobs Skinner


/s/  William J. Dolan, Jr.
-------------------------------------    ---------------------------------------
William J. Dolan, Jr.                    Richard P. Strubel


/s/  Sharon Gist Gilliam                 /s/  Stephen B. Timbers
-------------------------------------    ---------------------------------------
Sharon Gist Gilliam                      Stephen B. Timbers


/s/  Sandra Polk Guthman
-------------------------------------
Sandra Polk Guthman

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                                 NORTHERN FUNDS

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a Trustee of Northern Funds, a statutory trust organized under the laws of the State of Delaware (the "Trust"), does hereby make, constitute and appoint Lloyd A.Wennlund, Erik K. Schweitzer, Brian Ovaert, Stuart Schuldt and Jeffrey A. Dalke, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all filings and amendments to the Registration Statement on Form N-14 relating to the shares of the Trust and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed his or her name this 14th day of February 2003.

/s/  Richard G. Cline
-------------------------------------    ---------------------------------------
Richard G. Cline                         Michael E. Murphy


/s/  Edward J. Condon                    /s/  Mary Jacobs Skinner
-------------------------------------    ---------------------------------------
Edward J. Condon, Jr.                    Mary Jacobs Skinner


/s/  William J. Dolan, Jr.               /s/  Richard P. Strubel
-------------------------------------    ---------------------------------------
William J. Dolan, Jr.                    Richard P. Strubel


/s/  Sharon Gist Gilliam                 /s/  Stephen B. Timbers
-------------------------------------    ---------------------------------------
Sharon Gist Gilliam                      Stephen B. Timbers


/s/  Sandra Polk Guthman
-------------------------------------
Sandra Polk Guthman